UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

FATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Dr. San Diego, CA	92131
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 875-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FATE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2025, the board of directors (the “Board”) of Fate Therapeutics, Inc. (the “Company”), following a recommendation from the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”), appointed Matthew Abernethy to the Board to serve as a Class III director and member of the Audit Committee, in each case effective as of Mr. Abernethy’s election to the Board by the Company’s stockholders at the Annual Meeting of Stockholders held on May 29, 2025 (the “Annual Meeting”). As described below under Item 5.07 of this Current Report on Form 8-K, Mr. Abernethy was elected by the Company’s stockholders to serve as a Class III director at the Annual Meeting. Concurrently with Mr. Abernethy’s election at the Annual Meeting, Timothy P. Coughlin’s term as a member of the Board and the Audit Committee thereof ended.

Mr. Abernethy has served as Chief Financial Officer of Neurocrine Biosciences, Inc. (“Neurocrine”) (Nasdaq: NBIX), a leading neuroscience-focused biopharmaceutical company, since November 2017. At Neurocrine, he is responsible for leading corporate finance activities, commercial supply chain operations, information technology, investor relations, facilities, and European operations. Mr. Abernethy has over 15 years of experience working in biotechnology and medical device companies in roles in both finance and investor relations. He joined Neurocrine from Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH), a leading global medical technology leader, where he held various positions from February 2009 to November 2017, including most recently as Vice President, Investor Relations, and as Treasurer and Vice President of Finance for the Orthopedics Businesses. He began his career with KPMG LLP and became a certified public accountant (inactive). Mr. Abernethy earned his B.S. in Accounting and Business Administration from Grace College and an M.B.A. from the University of Chicago.

Upon his appointment to the Board, Mr. Abernethy was granted an option to purchase 110,000 shares of the Company’s common stock (“Common Stock”) at an exercise price equal to the closing price of the Common Stock on the Nasdaq Global Market on May 29, 2025, which will vest in equal monthly installments during the 36 months thereafter, subject to Mr. Abernethy’s continued service on the Board.

The Company has also entered into an indemnification agreement with Mr. Abernethy in substantially the same form entered into with the other directors of the Company.

There are no arrangements or understandings between Mr. Abernethy, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Abernethy was selected as a director. Mr. Abernethy is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Abernethy has no family relationship with any director or executive officer of the Company.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 29, 2025, the stockholders of the Company approved a second amendment and restatement to the Company’s 2022 Stock Option and Incentive Plan (as amended and restated, the “2022 A&R Plan”) to increase the maximum number of shares available under such plan by an additional 7,000,000 shares. A copy of the 2022 A&R Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 29, 2025, upon the recommendation of the Board, the stockholders of the Company voted to approve a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate Amendment”) which would amend the Company’s existing certificate of incorporation, as amended, to increase the number of authorized shares of Common Stock from 250,000,000 shares to 350,000,000 shares. The Certificate Amendment became effective upon filing with the Delaware Secretary of State on May 29, 2025. A copy of the Certificate Amendment is filed as Exhibit 3.1 hereto and is incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the Annual Meeting:

(i) The election of three Class III Directors, as nominated by the Board, to hold office until the 2028 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025;

(iii) A non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”);

(iv) A non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers as set forth in the Proxy Statement;

(v) The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 to 350,000,000;

(vi) The approval of an amendment and restatement of the 2022 A&R Plan to increase the number of shares of Common Stock reserved for issuance thereunder; and

(vii) The approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.

Each of the proposals are described in detail in the Proxy Statement.

The number of shares of Common Stock entitled to vote at the Annual Meeting was 114,603,910, which is the number of holders of record as of April 1, 2025, the record date for the Annual Meeting. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 88,181,235. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i) Election of Class III Directors.

Director Nominee	For	Withheld	Broker Non-Votes
Dr. Shefali Agarwal	65,856,345	2,690,588	19,634,302
Bahram Valamehr, Ph.D., M.B.A.	67,859,201	687,732	19,634,302
Matthew C. Abernethy, M.B.A.	67,935,382	611,551	19,634,302

(ii) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
87,110,990	566,323	503,922	0

(iii) Non-binding advisory vote on compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
63,041,954	5,198,616	306,363	19,634,302

(iv) Non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
66,308,745	22,450	1,997,988	217,750	19,634,302

(v) Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 to 350,000,000.

For	Against	Abstain	Broker Non-Votes
77,265,107	10,557,548	358,580	0

(vi) Approval of an amendment and restatement of the 2022 A&R Plan to increase the number of shares of Common Stock reserved for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
51,379,958	16,912,205	254,770	19,634,302

(vii) Approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.

For	Against	Abstain	Broker Non-Votes
72,616,994	15,306,292	257,949	0

Item 7.01	Regulation FD Disclosures.

On May 30, 2025, the Company issued a press release announcing Mr. Abernethy’s appointment to the Board. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Fate Therapeutics, Inc.

10.1	Second Amended and Restated 2022 Stock Option and Incentive Plan and form agreements thereunder

99.1	Press release dated May 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FATE THERAPEUTICS, INC.

Date: May 30, 2025	By:	/s/ Bahram Valamehr
Bahram Valamehr, Ph.D., M.B.A.
President and Chief Executive Officer